TIFF Investment Program (“TIP”)

Supplement dated November 30, 2017

to the TIP Prospectus dated May 1, 2017,

as supplemented September 28, and October 30, 2017, and

to the TIFF Multi-Asset Fund Summary Prospectus dated May 1, 2017

This supplement provides new and additional information to the TIP prospectus dated May 1, 2017, as supplemented September 28, and October 30, 2017, and to the TIFF Multi-Asset Fund summary prospectus dated May 1, 2017. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following replaces the information under the heading “Portfolio Management” on page 6 of each prospectus:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015

	Trevor Graham	Managing Director	2013

The following paragraph replaces the paragraph regarding TIFF Advisory Services, Inc. in the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 28 of the prospectus:

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Multi-Asset Fund’s average daily net assets. The manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. TAS has an investment committee consisting of five members. Jay Willoughby (Chief Investment Officer of TAS and TIP), who joined TAS in 2015, chairs the investment committee. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 − 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. Trevor Graham (Managing Director), who joined TAS in 2012, is also a member of the investment committee. Prior to joining TAS, he was a managing director in the Office of Investments at New York-Presbyterian Hospital from 2008 to 2012. Previous to that, Mr. Graham was an investment officer at the Museum of Modern Art in New York. Mr. Willoughby has ultimate responsibility for asset allocation, investment decisions, portfolio construction, and the Fixed Income and Diversifying Strategies segments for Multi-Asset Fund. Mr. Graham is responsible for sourcing and recommending money managers and acquired funds within the Equity-Oriented Assets segment of Multi-Asset Fund’s portfolio. Messrs. Willoughby and Graham consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer, and Stephen Vicinelli, a Managing Director of TAS, each of whom is also on the investment committee.

Please keep this supplement for future reference.